UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 14, 2005

AMETEK, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-12981	14-1682544

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 North Valley Road, Building 4, P.O. Box 1764, Paoli, Pennsylvania	19301

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 610-647-2121

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMETEK, Inc.

Item 8.01. Other Events.

     On June 13, 2005, AMETEK, Inc. issued a press release to announce the acquisition of SPECTRO Beteiligungs GmbH. A copy of such press release is attached as Exhibit 99(a). The information contained in said press release is hereby incorporated by reference in this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit

Exhibit Number	Description

99(a)	Copy of press release issued by AMETEK, Inc. on June 13, 2005.

AMETEK, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMETEK, Inc.

(Registrant)

By	/s/ Robert R. Mandos, Jr.

Robert R. Mandos, Jr.
Senior Vice President & Comptroller
(Principal Accounting Officer)

June 14, 2005

AMETEK, Inc.

EXHIBIT INDEX

Exhibit Number	Description

99 (a)	Copy of press release issued by AMETEK, Inc. on June 13, 2005.

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